Exhibit 10.7

FIRST AMENDMENT TO Promissory note

THIS FIRST Amendment (THE “FIRST AMENDMENT”) DATED JULY 25, 2025, shall amend the Promissory note (THE “NOTE”) dated AS OF October 23, 2024 AMONG NON-INVASIVE MONITORING SYSTEMS, INC. (THE “MAKER”) AND FROST GAMMA INVESTMENTS TRUST (THE “PAYEE”) AS NOTED BELOW.

RECITALS

WHEREAS, Maker and Payee (collectively, the “Parties”) are parties to the Note which became effective on October 23, 2024; and

WHEREAS, the Parties desire to amend the Note to extend the Maturity Date from July 31, 2025 until December 31, 2025.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in the Note and this First Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AMENDMENT

1. Section 1 of the Note is hereby amended and restated in its entirety as follows:

The principal amount of the loan evidenced hereby, together with any accrued and unpaid interest, and any and all unpaid costs, fees and expenses accrued, shall be due and payable on December 31, 2025 (the “Maturity Date”).

2. Governing Law. This First Amendment shall be governed by the laws of the State of Florida without regard to its conflict of laws rules or principles.

3. Amendments. Except as expressly amended hereby, the Note shall remain unmodified and in full force and effect.

4. Entire Agreement. This First Amendment and the Note constitute the entire agreement of the Parties with respect to the subject matter hereof and supersede all prior understandings and writings between the Parties relating thereto.

5. Interpretation. Any capitalized terms used in this First Amendment but not otherwise defined shall have the meaning provided in the Note.

6. Counterparts. This First Amendment may be executed manually, electronically in PDF file format, via an e-signature format, or by facsimile by the Parties, each of which shall be considered one and the same amendment and shall become effective when a counterpart hereof shall have been signed by each of the Parties and delivered to the other Party.

IN WITNESS WHEREOF, Borrower has duly executed this First Amendment to the Note as of the 25th day of July 25, 2025.

NON-INVASIVE MONITORING SYSTEMS, INC.

		By:	/s/ James J. Martin
		Name:	James J. Martin
		Title:	Chief Financial Officer

Agreed and Accepted:

FROST GAMMA INVESTMENTS TRUST

By:	/s/ Phillip Frost
Name:	Phillip Frost, M.D.
Title:	Trustee